[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.10

Employee Action Request Form

Employee ID 212603890	First Name Elizabeth	Last Name Carter	Effective Date February 1, 2021

Organization Change Requests		Organization Change Reason:

CURRENT		NEW (Input All That Apply)

Manager ID FJ49MUFEA	Manager Name Stacey Epstein	Manager ID 62YKUUAK1	Manager Name Neil Barua

Functional Exec Stacey Epstien	Function Marketing	Functional Exec Neil Barau	Function Marketing

Department Marketing		Department Marketing

Job Status Change Requests		Job Change Reason: Promotion

CURRENT		NEW (Input All That Apply)

Job Code & Title: 2527 –VP, Corporate Marketing		Job Code & Title

Business Title VP, Corporate Marketing	People Manager Yes	Business Title SVP, Marketing	People Manager Yes

Pay Grade 10		Pay Grade Exec

Engagement Status Full-Time	Hours per Week	Engagement Status Full-Time	Hours per Week

Out of Cycle Compensation Change Requests		Out of Cycle Compensation Change Reason: Promotion

CURRENT		NEW (Input All That Apply)

Pay Frequency Semi-Monthly	FLSA Class/Pay Type *U.S. Only Exempt (Salaried)	Pay Frequency Semi-Monthly	FLSA Class/Pay Type *U.S. Only Exempt (Salaried)

Annual Base Salary 241,278	Currency USD	Annual Base Salary 300,000	Currency USD

Bonus %	Annual Bonus Amount 84,448	Bonus %	Annual Bonus Amount 150,000

Commissions Split	Commissions	Commissions Split	Commissions

OTE 325,728	Variable Pay Frequency	OTE 450,000	Variable Pay Frequency Annual

Location Transfer Requests		Location Transfer Reasons:

CURRENT		NEW (Input All That Apply)

Region	Work Country	Region	Work Country

SMAX Office Location	State *U.S. – Tax Purposes	SMAX Office Location	State *U.S. – Tax Purposes

Entity/Business Unit		Entity/Business Unit

Approvals & General Remarks / Comments

Manager	Date Signed	2nd Level Manager	Date Signed

SVP /s/ Neil Barau	Date Signed 2/12/2021	Finance/FP&A /s/ Simon Edwards	Date Signed 2/12/2021

HR /s/ Bettina Koblick	Date Signed 2/12/2021

[***] and [***] will report to Liz. [***], [***] and [***] will report to [***] dire